UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2007

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32616	98-0381367
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

North Part of Xinquia Road, Yang Ling Agricultural High-Tech
Industries Demonstration Zone, Yang Ling,
People's Republic of China 712100
(Address of Principal Executive Offices

86-29-87074957
(Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Press Release Regarding Ownership of Stock in China Natural Gas

On November 16, 2007, the Company issued a press release with respect to a lawsuit filed in the People’s Republic of China relating to the Company’s ownership of shares in China Natural Gas (CHNG). The press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BODISEN BIOTECH, INC.
(Registrant)

Date: November 16, 2007	/s/ Bo Chen
Bo Chen
Chairman, Chief Executive Officer and President